UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 18, 2012

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 West Pike Street, Jackson Center, Ohio	45334-0629
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 596-6849

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Thor Industries, Inc. (the “Company”) entered into a Repurchase Agreement, dated as of January 18, 2012 (the “Estate Repurchase Agreement”), to purchase shares of its common stock from the Estate of Wade F. B. Thompson (the “Estate”) in a private transaction. Pursuant to the terms of the Estate Repurchase Agreement, the Company agreed to purchase from the Estate 1,000,000 shares of its common stock at a price of $28.50 per share, representing an aggregate purchase price of $28,500,000. The Estate holds shares of common stock of the Company previously owned by the late Wade F. B. Thompson, the Company’s co-founder and former Chief Executive Officer. Alan Siegel, a member of the board of directors of the Company (the “Board”), is a co-executor of the Estate. The repurchase transaction with the Estate was evaluated and approved by members of the Board who are not affiliated with the Estate. The transaction with the Estate was consummated on January 20, 2012.

The Company entered into a separate Repurchase Agreement (together, the “Catterton Repurchase Agreements”) with each of Catterton Partners VI, L.P., Catterton Partners VI Offshore, L.P., CP6 Interest Holdings, L.L.C., and CPVI Coinvest, L.L.C. (collectively, “Catterton”), each dated as of January 18, 2012, to purchase shares of its common stock from Catterton in a private transaction. Pursuant to the terms of the Catterton Repurchase Agreements, the Company agreed to purchase from Catterton an aggregate of 1,000,000 shares of its common stock at a price of $28.50 per share, representing an aggregate purchase price of $28,500,000. The transaction with Catterton was consummated on January 20, 2012.

The Company used available cash to purchase the shares from the Estate and Catterton. The number of shares repurchased by the Company represented 3.6% of the Company’s issued and outstanding common stock prior to the repurchase transactions. The closing price of the Company’s common stock on January 18, 2012 was $29.34.

Copies of the Estate Repurchase Agreement and each of the Catterton Repurchase Agreements are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and are incorporated herein by reference. A copy of the Company’s press release regarding the repurchase transactions, issued on January 20, 2012, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Repurchase Agreement, dated as of January 18, 2012, by and between the Company and the Estate

10.2	Repurchase Agreement, dated as of January 18, 2012, by and between the Company and Catterton Partners VI, L.P.

10.3	Repurchase Agreement, dated as of January 18, 2012, by and between the Company and Catterton Partners VI Offshore, L.P.

10.4	Repurchase Agreement, dated as of January 18, 2012, by and between the Company and CP6 Interest Holdings, L.L.C.

10.5	Repurchase Agreement, dated as of January 18, 2012, by and between the Company and CPVI Coinvest, L.L.C.

99.1	Copy of press release, dated January 20, 2012, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: January 23, 2012	By:	/s/ George J. Lawrence
	Name:	George J. Lawrence
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Repurchase Agreement, dated as of January 18, 2012, by and between the Company and the Estate

10.2	Repurchase Agreement, dated as of January 18, 2012, by and between the Company and Catterton Partners VI, L.P.

10.3	Repurchase Agreement, dated as of January 18, 2012, by and between the Company and Catterton Partners VI Offshore, L.P.

10.4	Repurchase Agreement, dated as of January 18, 2012, by and between the Company and CP6 Interest Holdings, L.L.C.

10.5	Repurchase Agreement, dated as of January 18, 2012, by and between the Company and CPVI Coinvest, L.L.C.

99.1	Copy of press release, dated January 20, 2012, issued by the Company